LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON STRATEGIC REAL RETURN FUND

SUPPLEMENT DATED MAY 31, 2012

TO THE SUMMARY PROSPECTUS, DATED MARCH 31, 2012

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 31, 2012, as supplemented on May 31, 2012 and as may be amended or further supplemented, the fund’s statement of additional information, dated March 31, 2012, as supplemented on May 31, 2012 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated November 30, 2011, are incorporated by reference into this Summary Prospectus.

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